Exhibit 99.1

TRICO MARINE SERVICES ANNOUNCES NASDAQ DELISTING

HOUSTON, Dec. 9 /PRNewswire-FirstCall/ -- Trico Marine Services, Inc. (Nasdaq: TMAR - News) today announced that the Company received written notice from The Nasdaq Listing Qualifications Staff that, because of the Company's failure to comply with the $1.00 minimum bid price per share necessary for continued listing on The Nasdaq National Market as set forth in Marketplace Rule 4450(a)(5), the Company's common stock will be delisted from The Nasdaq National Market at the opening of business on December 17, 2004, unless the Company appeals the Staff's determination. This determination follows the Staff's initial notice of our non-compliance with Rule 4450(a)(5) as previously announced by the Company on June 14, 2004. At this time, the Company does not believe it has any reasonable basis for challenging the Staff's determination to delist the Company's common stock effective at the opening of business on December 17, 2004, and therefore is not planning to appeal this determination.

After the Company's common stock is delisted from The Nasdaq National Market, the Company expects that the common stock may be available for trading on the Pink Sheets and/or the Over-The-Counter Bulletin Board, although there is no assurance that the Company's common stock will remain or be available for trading on either of these quotation services, or that a trading market for the Company's common stock will develop or be maintained after delisting from The Nasdaq National Market.

As previously announced on November 12, 2004, the Company and its two primary U.S. subsidiaries, Trico Marine Assets, Inc. and Trico Marine Operators, Inc., have commenced solicitation of consents from the holders of the Company's outstanding $250 million 87/8% senior notes due 2012 (the "Senior Notes") to approve a "pre-packaged" plan of reorganization (the "Plan") under Chapter 11 of Title 11 of the United States Code (the "Code"). The Plan contemplates, among other things, that all outstanding shares of the Company's common stock will be cancelled, and that the holders of these outstanding shares at the time of cancellation will receive, in exchange for their shares, warrants for new common stock on a basis yet to be determined. Details of the Plan, including a copy of the Plan, the Company's disclosure statement and related documents are available at www.kccllc.net/trico. The solicitation period will expire on December 13, 2004, and promptly thereafter the Company intends to commence a voluntary petition for reorganization under the Code. While there is no assurance that the Company will file such a reorganization petition or that the Plan will be adopted or implemented as contemplated in the solicitation, under the Plan the outstanding shares of Company's common stock will likely have no value other than the value of the warrants to be exchanged for such shares.

Trico provides a broad range of marine support services to the oil and gas industry, primarily in the Gulf of Mexico, the North Sea, Latin America, and West Africa. The services provided by the Company's diversified fleet of vessels include the marine transportation of drilling materials, supplies and crews, and support for the construction, installation, maintenance and removal of offshore facilities. Trico has principal offices in Houma, Louisiana, and Houston, Texas. Please visit our website at http://www.tricomarine.com.

THE MATTERS DISCUSSED HEREIN CONTAIN CERTAIN STATEMENTS THAT ARE "FORWARD- LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE SUBJECT TO A NUMBER OF ASSUMPTIONS, RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. FORWARD-LOOKING STATEMENTS SPEAK AS OF THE DATE SPECIFICALLY RECITED HEREIN, AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THE EXPECTATIONS EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS.

THE DISCUSSION OF THE MATTERS HEREIN SHOULD BE READ IN CONJUNCTION WITH THE ASSUMPTIONS, QUALIFICATIONS AND EXPLANATIONS SET FORTH HEREIN AND THE HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS, INCLUDING THE NOTES AND SCHEDULES THERETO, INCORPORATED HEREIN BY REFERENCE TO THE COMPANY'S ANNUAL REPORT ON FORM 10-KA FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2004.

THE RESTRUCTURING PROCESS REFERENCED ABOVE PRESENTS INHERENT MATERIAL UNCERTAINTY. IT IS NOT POSSIBLE TO DETERMINE THE LENGTH OF TIME IT WILL TAKE THE COMPANY TO COMPLETE ITS RESTRUCTURING, OR THE OUTCOME OF THE RESTRUCTURING IN GENERAL. IN ADDITION, THE IMPLEMENTATION OF A PLAN OF REORGANIZATION IS DEPENDENT UPON A NUMBER OF CONDITIONS TYPICAL IN SIMILAR REORGANIZATIONS, INCLUDING APPROVAL BY THE REQUISITE STAKEHOLDERS OF THE COMPANY AND COURT APPROVAL OF THE PLAN OF REORGANIZATION.

WHILE THE COMPANY IS IN THE PROCESS OF RESTRUCTURING, INVESTMENTS IN ITS SECURITIES WILL BE HIGHLY SPECULATIVE. SHARES OF THE COMPANY'S COMMON STOCK WILL LIKELY HAVE NO VALUE OTHER THAN THE VALUE OF THE WARRANTS TO BE EXCHANGED FOR SUCH SHARES. THE VALUE OF ITS SENIOR NOTES IS SIGNIFICANTLY IMPAIRED AND MAY BE FURTHER IMPAIRED.